EXHIBIT A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Park Hotels & Resorts Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

Dated: January 13, 2017

HLT HOLDCO III PRIME LLC

By:	/s/ Kenneth A. Caplan
Name:	Kenneth A. Caplan
Title:	Senior Managing Director

HLT HOLDCO II PRIME LLC

By:	/s/ Kenneth A. Caplan
Name:	Kenneth A. Caplan
Title:	Senior Managing Director

HLT HOLDCO PRIME LLC

By:	/s/ Kenneth A. Caplan
Name:	Kenneth A. Caplan
Title:	Senior Managing Director

HLT BREH VI HOLDCO PRIME LLC
By: BH Hotels Holdco Prime LLC, its sole member
By: Blackstone Real Estate Partners VI Prime L.P., its managing member
By: Blackstone Real Estate Associates VI L.P, its general partner
By: BREA VI L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

HLT A23 HOLDCO PRIME LLC

By:	/s/ Kenneth A. Caplan
Name:	Kenneth A. Caplan
Title:	Senior Managing Director

[Park Hotels & Resorts Inc. – Joint Filing Agreement]

HLT BREP VI.TE.2 HOLDCO PRIME LLC
By: HLT BREP VI.TE.2 Holdings Prime Holdco LLC, its sole member
By: Blackstone Real Estate Partners VI.TE.2 Prime L.P., its sole member
By: Blackstone Real Estate Associates VI L.P., its general partner
By: BREA VI L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

HLT A23 BREH VI HOLDCO PRIME LLC
By: HLT BREH VI-A Holdings Prime Holdco LLC, its sole member
By: Blackstone Real Estate Holdings VI Prime L.P., its sole member
By: BREP VI Side-by-Side GP L.L.C.

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

HLT BREH INTL II HOLDCO PRIME LLC

By:	/s/ Kenneth A. Caplan
Name:	Kenneth A. Caplan
Title:	Senior Managing Director

BH HOTELS HOLDCO PRIME LLC
By: Blackstone Real Estate Partners VI Prime L.P., its managing member
By: Blackstone Real Estate Associates VI L.P, its general partner
By: BREA VI L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

BLACKSTONE REAL ESTATE PARTNERS VI PRIME L.P.
By: Blackstone Real Estate Associates VI L.P., its general partner
By: BREA VI L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

BLACKSTONE REAL ESTATE ASSOCIATES VI L.P.
By: BREA VI L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

[Park Hotels & Resorts Inc. – Joint Filing Agreement]

BREA VI L.L.C.

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

BLACKSTONE CAPITAL PARTNERS V PRIME L.P.
By: Blackstone Management Associates V L.L.C., its general partner
By: BMA V L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE MANAGEMENT ASSOCIATES V L.L.C.
By: BMA V L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BMA V L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

HLT BREP VI.TE.2 HOLDINGS PRIME HOLDCO LLC
By: Blackstone Real Estate Partners VI.TE.2 Prime L.P., its sole member
By: Blackstone Real Estate Associates VI L.P., its general partner
By: BREA VI L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

BLACKSTONE REAL ESTATE PARTNERS VI.TE.2 PRIME L.P.
By: Blackstone Real Estate Associates VI L.P., its general partner
By: BREA VI L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

HLT BREH VI-A HOLDINGS PRIME HOLDCO LLC
By: Blackstone Real Estate Holdings VI Prime L.P., its sole member
By: BREP VI Side-by-Side GP L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

[Park Hotels & Resorts Inc. – Joint Filing Agreement]

BLACKSTONE REAL ESTATE HOLDINGS VI PRIME L.P.
By: BREP VI Side-by-Side GP L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

BREP VI SIDE-BY-SIDE GP L.L.C.

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

HLT BREH INTL II HOLDINGS HOLDCO PRIME LLC
By: Blackstone Real Estate Holdings International II-Q Prime L.P., its sole member
By: BREP International II-Q GP L.P., its general partner
By: BREP International II-Q GP L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

BLACKSTONE REAL ESTATE HOLDINGS INTERNATIONAL II-Q PRIME L.P.
By: BREP International II-Q GP L.P., its general partner
By: BREP International II-Q GP L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

BREP INTERNATIONAL II-Q GP L.P.
By: BREP International II-Q GP L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

BREP INTERNATIONAL II-Q GP L.L.C.

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

[Park Hotels & Resorts Inc. – Joint Filing Agreement]

BLACKSTONE HOLDINGS III L.P.
By: Blackstone Holdings III GP L.P., its general partner
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III GP L.P.
By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

THE BLACKSTONE GROUP L.P.
By: Blackstone Group Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

/s/ Stephen A. Schwarzman
Stephen A. Schwarzman

[Park Hotels & Resorts Inc. – Joint Filing Agreement]